UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission (only as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement
[ ]	Definitive Additional Materials

CASCADE TECHNOLOGIES CORP.
(Name of Registrant as Specified in its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

(Name of Person(s) Filing Information Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction: 0
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[ ]	Fee paid previously with Preliminary materials.

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identify the filing fee for which the offsetting fee was paid previously.  Identify the previous filing by registration filing.

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Date Filed: March 19, 2007

DEFINITIVE INFORMATION STATEMENT

CASCADE TECHNOLOGIES CORP.

675 WEST HASTINGS STREET, SUITE 1410
VANCOUVER, BC  V6B 1N2

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CASCADE TECHNOLOGIES CORP.,

A Wyoming corporation

NOTICE OF PROPOSAL FOR:

REVISING THE CORPORATE BYLAWS OF

CASCADE TECHNOLOGIES CORP.

NOTICE IS HEREBY GIVEN that the management of CASCADE TECHNOLOGIES CORP., a Wyoming corporation (the "Corporation"), solicited from shareholders votes from selected shareholders of record (“Selected Shareholders”) on March 15, 2007, to consider and act upon:

1.

The Directors’ proposal to amend the Corporation’s Bylaws to the form as attached hereto as Schedule “A”

These Selected Shareholders approved the above motion in a written resolution.  However, the Corporation’s management does not intend to take any corporate action to enact this resolution until such time as it has fulfilled its obligations under the rules and regulations of the Securities and Exchange Commission.  Therefore, management is sending this notice to you.  Proxies are not being solicited as management has received sufficient votes to approve the above proposal.  The approximate date on which this information statement is being mailed to security holders is March 19, 2007.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Bruce Hollingshead

Bruce Hollingshead

Chief Executive Officer

INFORMATION STATEMENT

REGARDING A CORPORATE ACTION

Written Resolutions of the Shareholders

This Information Statement is furnished in connection with a written resolution of a majority of the shareholders of the Corporation as of March 15, 2007.  This Information Statement is being sent to shareholders of record of March 15, 2007. The cost of distributing this Information Statement will be borne by the Corporation which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses particularly in connection with their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses.  The mailing address of the Corporation’s business offices is 675 WEST HASTINGS STREET, SUITE 1410, VANCOUVER, BC V6B 1N2.

Shareholders Entitled To Vote

Only shareholders of record of the Corporation's Common Stock at the close of business on March 15, 2007 were entitled to vote on the written resolution. On that date, 10,930,000 shares of Common Stock of the Corporation (the "Common Stock") were issued and outstanding. Each shareholder was entitled to one vote for each share held of record on the record date. The holders of a majority of the total shares of common stock outstanding on March 15, 2007 constituted a quorum for the transaction of business of the written resolution.  As management is not soliciting proxies and has already obtained sufficient votes to obtain a quorum, abstentions and broker non-votes will not be counted toward fulfillment of quorum requirements.   A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. A list of the shareholders of record as of March 15, 2007 will be filed in the Corporation’s minute books as an attachment to the written resolution.

Voting On The Written Resolutions

The passing of the proposal required the affirmative vote of at least 5,465,000 shares of the shares of the Corporation’s Common Stock issued and outstanding on March 15, 2007. There were 10,930,000 shares of Common Stock issued and outstanding on March 15, 2007. The Corporation’s management received votes totaling 10,127,000 shares of Common Stock.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

No director of the Corporation opposed any action to be taken by the Corporation in regard to this resolution.

No person who has been a director or officer of the registrant at any time since the beginning of the last fiscal year, nor any associate of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters dealt with in the written resolution.

Proposals by Security Holders

There are no proposals by any security holders.

Matters Approved In The Written Resolutions

On March 14, 2007, the Corporation’s Board of Directors passed a resolution to approve the revision of the Bylaws of the Corporation.  As those revisions had to do with the numbers of directors elected to the Board of Directors of the Corporation, the then current bylaws required that the Corporation seek the approval of the amendment to the bylaws from Corporation’s shareholders holding a majority of the Corporation’s issued and outstanding shares of common stock.

Although the amendment to the bylaws has been approved by an affirmative vote of 10,127,000 shares of Common Stock or 93% of the Corporation’s issued and outstanding shares, the Corporation is required under Securities and Exchange Commission rules and regulations to file this Schedule 14C and no corporate action may be taken on this resolution until 20 days from the mailing of this Schedule 14C.  Therefore the Corporation expects to take all necessary corporate actions to effect the amendment to the bylaws on April 9, 2007.

Householding

On December 4, 2000, the Securities and Exchange Commission adopted amendments permitting companies and intermediaries to satisfy the delivery requirements for proxy statements and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or information statement to those shareholders unless the Corporation is otherwise advised by the shareholders. “Householding” as this is commonly known, reduces the amount of duplicate information that shareholders receive and lowers the Corporation’s printing and mailing costs.

If you received multiple copies of this information and, in future, wish to receive only a single copy, please forward a written request to the attention of the Corporation’s Corporate Secretary by mail to 675 WEST HASTINGS STREET, SUITE 1410, VANCOUVER, BC V6B 1N2.

If your household received a single copy of this information and you wish to receive multiple copies in the future, or if you would like to receive additional copies of this documentation, please forward a written request to the attention of the Corporation’s Corporate Secretary by mail to 675 WEST HASTINGS STREET, SUITE 1410, VANCOUVER, BC V6B 1N2.

By Order of the Board of Directors,

/s/ Bruce Hollingshead

Bruce Hollingshead

Chief Executive Officer

March 19, 2007

“SCHEDULE A”

AMENDED AND RESTATED

BYLAWS OF CASCADE TECHNOLOGIES CORP.

Part A. Board of Directors

      1. Subject to the laws and statues of the State of Wyoming and the articles of incorporation, the business and affairs of this corporation shall be managed by and all corporate powers shall be exercised by or under the direction of the board of directors.

      2. Each director shall exercise such powers and otherwise perform such duties in good faith, and in the manner provided for by law.

      3.

The authorized number of directors of the Corporation shall be a minimum of 1 and a maximum of 7 or such other number as may be required by law. The term "board of directors" as used in these bylaws means the number of directors authorized in this paragraph, even if that number is one.

      4. Directors shall be elected at each annual meeting of the shareholders to hold office until the next annual meeting, subject to any rights of shareholders outlined in any shareholder's agreement. Each director, including a director elected to fill a vacancy, shall hold office until expiration of the term for which elected and until a successor has been elected and qualified.

      5. Vacancies in the board of directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director.  Each director so elected shall hold office until the next annual meeting of the shareholders and until a successor has been elected and qualified.

      6. A vacancy in the board of directors shall be deemed to exist in the event of the death, resignation, or removal of any director, or if the shareholders fail, at any meeting of the shareholders at which any directors are elected, to elect the full number of authorized directors. The shareholders may elect a director or directors to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require consent of a majority of the outstanding shares entitled to vote. Any director may resign effective upon giving written notice to the President, or the Secretary, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the shareholders may elect a successor to take office when the resignation becomes effective. No reduction of the authorized number of directors shall have the effect of removing any director before the director's term of office expires.

      7. The entire board of directors or any individual director named may be removed from office as provided by state law. In such a case, the shareholder(s) may elect a successor director to fill such vacancy for the remaining unexpired term of the director so removed.

      8. Regular meetings of the board of directors shall be held at any place within or without the state that has been designated from time to time by resolution of the board. In the absence of such resolution, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board shall be held at any place within or without the state that has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, at the principal executive office of the corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in such meeting can hear one another, and all such directors shall be deemed to have been present in person at such meeting.

      9. Immediately following each annual meeting of shareholders, the board of directors shall hold a regular meeting for the purpose of organization, the election of officers and the transaction of other business. Notice of this meeting shall not be required. Minutes of any meeting of the board, or any committee of the board, shall be maintained by the Secretary or other officer designated for that purpose.

      10. Other regular meetings of the board of directors shall be held without call at such time as shall from time to time be fixed by the board of directors. Such regular meetings may be held without notice, provided the time and place of such meetings has been fixed by the board of directors, and further provided the notice of any change in the time of such meeting shall be given to all the directors. Notice of a change in the determination of the time shall be given to each director in the same manner as notice for special meetings of the board of directors. If said day falls upon a holiday, such meetings shall be held on the next succeeding day thereafter.

      11. Special meetings of the board of directors for any purpose or purposes may be called at any time by the Chairman of the Board or the President or any Vice President or the Secretary or any two directors.

      12. Notice of the time and place for special meetings shall be delivered personally or by telephone to each director or sent by first class mail or telegram, charges prepaid, addressed to each director at his or her address as it is shown in the records of the corporation. In case such notice is mailed, it shall be deposited in the United States mail at least ten (10) days prior to the time of holding of the meeting. In case such notice is delivered personally, or by telephone or telegram, it shall be delivered personally, or by telephone or to the telegram company at least forty-eight (48) hours prior to the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated to either the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly be communicated to the director. The notice need not specify the purpose of the meeting, nor the place, if the meeting is to be held at the principal executive of the corporation.

      13. The transactions of any meeting of the Board of directors, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding the meeting or an approval of the minutes thereof. Waiver of notices or consents need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as otherwise provided in these bylaws. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum was present shall be regarded as the act of the board of directors.

      14. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

      15. Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four (24) hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

      16. Any action required or permitted to be taken by the board of directors may be taken given a meeting with the same force and effect as if taken by unanimous vote of directors, if authorized by a writing signed individually or collectively by all members of the board. Such consent shall be filed with the regular minutes of the board.

      17. Directors and members of a directors' committee may receive such compensation and such reimbursement of expenses, as may be fixed or determined by resolution of the board of directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, employee, or otherwise, and receiving compensation for such services.

      18. Committees of the board may be appointed by resolution passed by a majority of the whole board. Committees shall be composed of two (2) or more members of the board and shall have such powers of the board as may be expressly delegated to them by resolution of the board of directors. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. Committees shall have such powers of the board of directors as may be expressly delegated to it by resolution of the board of directors.

      19. The board of directors from time to time may elect one (1) or more persons to be advisory directors, who shall not by such appointment be members of the board of directors. Advisory directors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the board of directors upon invitation and to furnish consultation to the board. The period during which the title shall be held may be prescribed by the board of directors. If no period is prescribed, title shall be held at the pleasure of the board.

Part B. Officers

      20. The principal officers of the corporation shall be a President, a Secretary, and a Chief Financial Officer who may also be called Treasurer. The corporation may also have, at the discretion of the board of directors, one or more Vice Presidents, one or more Assistant Secretaries, and such other officers as may be appointed in accordance with paragraph 22 of these bylaws. One person may hold two or more offices.

      21. The principal officers of the corporation, except such officers as may be appointed in accordance with paragraph 22 of these bylaws, shall be chosen by the board of directors, and each shall serve at the pleasure of the board of directors, subject to the rights, if any, of an officer under any contract of employment.

      22. The board of directors may empower the President to appoint and remove such officers (other than the principal officers) as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the bylaws or as the board of directors may from time to time determine.

      23. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by a majority of the directors at that time in office, at any regular or special meeting of the board, or, excepting the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

      24. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to such office.

      25. The Chairman of the board, if an officer be elected, shall, if present, preside at all meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or prescribed by the bylaws. If there is no President, the Chairman of the board shall in addition be the Chief Executive Officer of the corporation and shall have the powers and duties prescribed in paragraph 26 of these bylaws.

      26. Subject to such supervisory powers, if any, as may be given by the board of directors to the Chairman of the board, if there be such an officer, the President shall be the Chief Executive Officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and the officers of the corporation. He or she shall preside at all the meetings of the shareholders and, in the absence of the Chairman of the board, of if there be none, at all meetings of shareholders and, in the absence of the Chairman of the board, or if there be none, at all meetings of the board of directors. He or she shall have the general powers and duties of management usually vested in the office of President of a corporation, shall be ex officio a member of all the standing committees, including the executive committee, if any, and shall have such other powers and duties as may be described by the board of directors or the bylaws.

      27. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the board of directors, shall perform all the duties of the President, and so acting shall have all the powers of, and be subject to the restriction upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or the bylaws, the President, or the Chairman of the board.

      28. The Secretary shall keep or cause to be kept at the principal executive office or such other place as the board of directors may order, a book of minutes of all meetings of directors, committees of directors, and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors and committee meetings, the number of shares present or represented at shareholders meetings, and the proceedings thereof. The Secretary shall keep or cause to be kept at the principal office or at the office of the corporation's transfer agent, a share register, or duplicate share register, showing the names of the shareholders and their addresses; the number of classes of shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation. The Secretary shall give or cause to be given notice of all meetings of the shareholders and of the board of directors required by the bylaws or by law to be given, shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by the bylaws.

      29. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any director. The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He or she shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the President and directors, whenever they request it, an account of all of his transactions as Chief Financial Officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the board of directors or the bylaws.

Part C. Shareholders

      30. Meetings of shareholders shall be held at any place designated by the board of directors. In the absence of any such designation, shareholder's meetings shall be held at the principal executive office of the corporation.

      31. The annual meeting of the shareholders shall be held at such date and time as the Board of Directors shall determine, for the purpose of electing directors and for the transactions of such other business as may properly come before the meeting.

      32. A special meeting of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the board of directors, or by the Chairman of the board of directors, or by the President, or by one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at any such meeting. If a special meeting is called by any person or persons other than the board of directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the board, the President, any Vice President or the Secretary of the corporation. The officer receiving such request shall forthwith cause notice to be given to the shareholders entitled to vote, in accordance with the provisions of paragraphs 33 and 34 of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request.  If the notice is not given within twenty (20) days after receipt of the request, the person or persons requesting the meeting may give the notice in the manner provided in these bylaws. Nothing contained in this paragraph shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the board of directors may be held.

      33. Notice of meetings, annual or special, shall be given in writing not less than ten (10) nor more than sixty (60) days before the date of the meeting, to shareholders entitled to vote thereat by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of his or her neglect or refusal, by any director or shareholder. Such notices or any reports shall be given personally or by mail, or other means of communication as provided by state law, and shall be sent to the shareholder's address appearing on the books of the corporation, or supplied by him or her to the corporation for the purposes of notice. Notice of any meeting of shareholders shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted, or (ii) in the case of an annual meeting, those matters which the board of directors, at the date of the mailing of notice, intends to present for action by the shareholders. At any meetings where directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented by the management for election.

      34. The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

      35. Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting. When any meeting of shareholders, wither annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at a meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five (45) days from the date set for the original meeting, in which case the board of directors shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of paragraph 33 of these bylaws.

      36. The transactions at any meeting of shareholders, whether annual or special, however called and noticed, and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before of after the meeting, each person entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to a holding of the meeting, or any approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records of made a part of the minutes of the meeting.

      37. A shareholder's attendance at a meeting shall constitute a waiver of notice of such meeting, except when the shareholder objects at the beginning of the meeting.

      38. Any action which may be taken at a meeting of the shareholders may be taken without a meeting or notice of meeting if authorized by a writing signed by all of the shareholders entitled to vote at a meeting for such purpose and filed with the Secretary of the corporation.

      39. Unless otherwise provided by state law, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

      40. Unless the consents of all shareholders entitled to vote have been solicited in writing, prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent, to each of those shareholders entitled to vote who have not consented in writing.

      41. Only persons in whose names shares entitled to vote stand on the stock records of the corporation on the day fixed by the board of directors for the determination of the shareholders of record shall be entitled to vote at any shareholders' meeting. The board of directors may fix a time as a record date for the determination of the shareholders entitled to notice of and to vote at any such meeting, or entitled to receive any such dividend or distribution, or any allotment, rights, or to exercise the rights in respect to any such change, conversion, or exchange of shares, In such case only shareholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting, or to receive such dividends, distribution, or allotment of rights or to exercise such rights, as the case may be, notwithstanding a transfer of any share on the books of the company after any record date fixed as aforesaid.

42. Every shareholder entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a proxy validly executed by the shareholder. A proxy may be executed by written authorization signed, or by electronic transmission authorized, by the shareholder or the shareholder's attorney in fact, giving the proxy holder(s) the power to vote the shareholder's shares. A proxy shall be deemed signed if the shareholder's name or other authorization is placed on the proxy (whether by manual signature, typewriting, telegraphic or electronic transmission or otherwise) by the shareholder or the shareholder's attorney in fact. A proxy may also be transmitted orally by telephone if submitted with information from which it may be determined that the proxy was authorized by the shareholder or the shareholder's attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of eleven (11) months from the date of such proxy, unless otherwise provided in the proxy.

      43. The President, or in the absence of the President, any Vice President, shall call the meeting of the shareholders to order, and shall act as Chairman of the meeting. In the absence of the President and all the Vice Presidents, shareholders shall appoint a Chairman at such meeting. The Secretary of the Corporation shall act as Secretary of all meetings of the shareholders, but in the absence of the Secretary at any meeting of the shareholders, the presiding officer shall appoint any person to act as such Secretary of the meeting.

Part D. Shares

      44. Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number and date of issuance; the number of shares for which it is issued; a statement of the rights, privileges, preferences and restrictions, if any; a statement as to the redemption or conversion, if any; a statement of liens or restrictions upon transfer or voting, if any; and if the shares be assessable, or if assessments are collectible by personal action, a plain statement of such facts.

      45. Upon surrender to the Secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction on its books.

      46. In order that the corporation may determine the shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any lawful action, the board may fix in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action. If no record date is fixed:

      (a) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of the business on the business day next preceding the day on which notice is given or, if notice is waived, at close of business on the business day next preceding the day on which the meeting is held.

      (b) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the board is necessary, shall be the day on which the first written consent is given.

      (c) The record date for determining shareholders for any other purpose shall be the close of business on the day on which the board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Part E. Miscellaneous Matters

      47. The corporation may at its option, to the maximum extent permitted by law and by the articles, indemnify each of its agents against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact that such person is or was an agent of the corporation. For the purposes of this Section, an "agent" of the corporation includes a person who is or was a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or \agent of a corporation which was a predecessor corporation of the corporation or of any other enterprise at the request of such predecessor corporation.

      48. The corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the board of directors, a record of its shareholders and the number and class of shares held by each shareholder.

      49. The corporation shall keep at its principal executive office, or if its principal executive office is not in this state, at its principal business office in this state, the original or a copy of the bylaws amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.

      50. The board of directors, except as in the bylaws otherwise provide, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and, unless so authorized or ratified by the board of directors or within the agency power of any officer, no officer, agent or employee shall have nay power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

      51. The Chairman of the board, the President, or any Vice President, or any other person authorized by resolution of the board of directors by any of the foregoing designated officers, is authorized to vote on behalf of the corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the corporation, The authority herein granted to said officers to vote or represent on behalf of the corporation any and all shares held by the corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly elected by said officer.

      52. The Board of Directors is expressly authorized to make, alter and repeal the Bylaws of the Corporation, subject to the power of the shareholders of the Corporation to change or repeal the Bylaws.